Exhibit 99.1

                                 PROXYMED, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 1998

                                                                                   WPJ, INC. (D/B/A
                                                                                  INTEGRATED MEDICAL
                                                              PROXYMED, INC.            SYSTEMS)                TOTAL
                                                           --------------------  ---------------------  --------------------
                              ASSETS
            -------------------------------------------
Current assets:
       Cash and cash equivalents                                    $3,513,083               $326,026            $3,839,109


       Accounts receivable, net                                      2,940,089                668,391             3,608,480
       Other receivables                                               860,780                      0               860,780
       Inventory                                                       920,702                      0               920,702
       Other current assets                                            301,990                 18,200               320,190
                                                           --------------------  ---------------------  --------------------
            Total current assets                                     8,536,644              1,012,617             9,549,261
Property and equipment, net                                          2,422,396                370,333             2,792,729
Capitalized software costs, net                                      4,590,110                      0             4,590,110
Goodwill and other intangible assets, net                            5,011,206                      0             5,011,206
Other assets                                                            48,810                  9,781                58,591
                                                           --------------------  ---------------------  --------------------
            Total assets                                           $20,609,166             $1,392,731           $22,001,897
                                                           ====================  =====================  ====================

               LIABILITIES AND STOCKHOLDERS' EQUITY
            -------------------------------------------
Current liabilities:
       Current portion of long-term debt                              $750,000               $232,143              $982,143
       Accounts payable and accrued expenses                         3,321,897                387,699             3,709,596

       Deferred revenue                                                542,584                      0               542,584
                                                           --------------------  ---------------------  --------------------
            Total current liabilities                               $4,614,481               $619,842            $5,234,323

Long-term debt, less current portion                                 1,074,760                      0             1,074,760
                                                           --------------------  ---------------------  --------------------
            Total liabilities                                       $5,689,241               $619,842            $6,309,083
                                                           --------------------  ---------------------  --------------------
Stockholders' equity:
       Common stock                                                     12,338                  1,000                13,338


       Additional paid-in capital                                   46,175,620                      0            46,175,620

       Accumulated deficit                                         (31,268,033)               771,889           (30,496,144)
                                                           --------------------  ---------------------  --------------------
            Total stockholders' equity                              14,919,925                772,889            15,692,814
                                                           --------------------  ---------------------  --------------------
            Total liabilities and stockholders' equity             $20,609,166             $1,392,731           $22,001,897
                                                           ====================  =====================  ====================

                                                                                PROXYMED, INC.
                                                                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                                                MARCH 31, 1998

                                                               PRO FORMA ADJUSTMENTS
                                                            ----------------------------        PRO FORMA
                                                                #            DR. (CR.)           COMBINED
                                                            ----------------------------  --------------------
                              ASSETS
            -------------------------------------------
Current assets:
       Cash and cash equivalents                             (1)           ($20,620,000)           $7,236,966
                                                             (2)             24,250,000
                                                             (3)               (232,143)
       Accounts receivable, net                                                                     3,608,480
       Other receivables                                                                              860,780
       Inventory                                                                                      920,702
       Other current assets                                                                           320,190
                                                                                          --------------------
            Total current assets                                                                   12,947,118
Property and equipment, net                                  (1)               (500,000)            2,292,729
Capitalized software costs, net                              (1)              7,500,000            12,090,110
Goodwill and other intangible assets, net                    (1)             18,477,111            23,488,317
Other assets                                                                                           58,591
                                                                                          --------------------
            Total assets                                                                          $50,876,865
                                                                                          ====================

               LIABILITIES AND STOCKHOLDERS' EQUITY
            -------------------------------------------
Current liabilities:
       Current portion of long-term debt                     (3)                232,143              $750,000
       Accounts payable and accrued expenses                 (1)                (26,000)            3,994,271
                                                             (1)               (258,675)
       Deferred revenue                                                                               542,584
                                                                                          --------------------
            Total current liabilities                                                              $5,286,855

Long-term debt, less current portion                                                                1,074,760
                                                                                          --------------------
            Total liabilities                                                                      $6,361,615
                                                                                          --------------------
Stockholders' equity:
       Common stock                                          (1)                   (482)               15,133
                                                             (1)                  1,000
                                                             (2)                 (2,313)
       Additional paid-in capital                            (1)             (5,344,843)           75,768,150
                                                             (2)            (24,247,686)
       Accumulated deficit                                   (1)                771,889           (31,268,033)
                                                                                          --------------------
            Total stockholders' equity                                                             44,515,250
                                                                                          --------------------
            Total liabilities and stockholders' equity                                            $50,876,865
                                                                                          ====================

(1) To record the acquisition of the common stock of WPJ, Inc., the related purchase price allocation, and the elimination of the equity accounts of WPJ, Inc. in consolidation.
(2) To record net cash received from the private placement sale of 2,313,416 shares of common stock for $11 per share, less underwriter commissions and estimated expenses totaling $1,197,576.
(3)      To retire current portion of long-term debt of WPJ, Inc.

Note - The allocation of purchase price is preliminary and subject to change upon review by management of additional evidence relating to the fair value of assets acquired and liabilities assumed at the closing date. Adjustments to the purchase price allocation, if any, would likely relate to amounts assigned to intangible assets and/or estimates of the useful lives relating thereto.

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